UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Inspired Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, Inspired Entertainment, Inc. (the “Company”) entered into addendums to the employment agreements between the Company and each of A. Lorne Weil, the Company’s Executive Chairman, and Brooks H. Pierce, the Company’s Chief Executive Officer. The addendums have an effective date of January 1, 2025.

Mr. Weil’s addendum extends his term of employment to December 31, 2028, increases his base salary rate to $900,000 and increases his annual target bonus opportunity to 130% of his base salary. Mr. Weil’s sign-on equity grants that have price target vesting conditions will remain eligible for vesting during his extended term of employment.

Mr. Pierce’s addendum extends his term of employment to December 31, 2027, increases his base salary rate of $650,000 and increases his annual target bonus opportunity to 120% of his base salary.

All other material terms and conditions of the employment agreements between the Company and Messrs. Weil and Pierce, as previously disclosed and described, shall remain in effect for the duration of the extended terms. The foregoing descriptions of the employment agreement addendums are not complete and are qualified in their entirety by reference to the full text of the employment agreement addendums, which are filed as Exhibits 10.1 and 10.2 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Addendum, effective January 1, 2025, to the Employment Agreement dated October 9, 2020, as amended, by and between Inspired Entertainment, Inc. and A. Lorne Weil.
10.2	Addendum, effective January 1, 2025, to the Employment Agreement dated February 17, 2020, as amended, by and between Inspired Entertainment, Inc. and Brooks H. Pierce.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2025	Inspired Entertainment, Inc.

	By:	/s/ Simona Camilleri
	Name:	Simona Camilleri
	Title:	General Counsel